SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  March 6, 2002
                                 Date of Report

                        (Date of Earliest Event Reported)

                             SchoolWeb Systems Inc.
             (Exact name of Registrant as Specified in its Charter)

              #280-815 West Hastings Street, Vancouver, BC, V6C 1B4
                    (Address of Principal Executive Offices)

                                  604-608-2540
                         (Registrant's Telephone Number)

                           North Pacific Capital Corp.
             #280 - 815 West Hastings Street, Vancouver, BC V6C 1B4
                        (Former name and former address)


     Nevada                         000-31909                 88-0473897
     ------                         ---------                 ----------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                         Identification No.)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS

The Company, in January of 2000, entered into a software license agreement with Advanced Interactive Inc. ("AII") by which it acquired the North American rights to market and distribute AII's broadcast / caching software ( the SchoolWeb software system it currently markets and distributes).

On March 6, 2002, AII and Hewlett Packard (Canada) entered into an agreement (the "Hewlett Packard Agreement") where AII agreed that the broadcast caching software it had licensed to the Company would, be sold in conjunction with Hewlett Packard hardware and with financing provided by a division of Hewlett Packard (Canada), Hewlett Packard's leasing and finance division.

Effective March 6, 2002 but executed on April 10, 2002, the Company granted to AII its consent to the Hewlett Packard Agreement. As a result, the Company must only sell broadcast caching server software (including the SchoolWeb software system) in conjunction with Hewlett Packard hardware and with financing provided by Hewlett Packard's leasing and finance division.

Management of the Company consented to the Hewlett Packard Agreement because in it Hewlett Packard (Canada) agrees to use its best efforts to provide distribution and marketing of the broadcast caching software products the Company has licensed from AII. The Company hopes that Hewlett Packard (Canada) and its distribution capability will generate sales of the SchoolWeb software system and the HealthWeb software system. In exchange for its consent, the Company also secured rights under the License Agreement to a broader range of products than it previously had rights to. The License Agreement with AII originally entitled the Company only to the SchoolWeb and OfficeServer software products. The License Agreement has now been amended to expand the Company's rights to a North American license of all broadcast caching software products AII has developed.

In December 2001, Hewlett Packard began testing the SchoolWeb system in their facilities. In March and April of 2002, Hewlett Packard (Canada) began market-testing the SchoolWeb software system.in fifteen school school districts across Canada.

The Company hopes that these tests will generate revenue from sales of the SchoolWeb software system.

There can be no assurance or guarantee given that these tests will generate significant revenue, if they generate any revenue at all.

The Hewlett Packard Agreement and the consent executed by the Company are attached as exhibits to this report on Form 8-K.

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ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7. FINANCIAL STATEMENTS

Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

                                     EXHIBITS

2.1 License Agreement between SchoolWeb and Advanced Interactive Inc. dated as of January 1, 2001 as amended June 29, 2001 and September 10, 2001 (incorporated by reference to the Company's report on Form 8K dated September 10, 2001).

2.2 Agreement between Advanced Interactive Inc. and Hewlett Packard (Canada) dated March 6, 2002.

2.3 Consent to the agreement between Advanced Interactive Inc. and Hewlett Packard (Canada) dated March 6, 2002.

2.4 License Agreement Amendment between Advanced Interactive Inc. and the Company dated March 6, 2002.



                                     SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                    SchoolWeb Systems Inc.



                    By:  /s/ Griffin Jones
                      -------------------------------
                    Griffin Jones, Director

Dated: April 17, 2002

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Exhibit 2.2
                                                     SOLUTIONS PARTNER AGREEMENT

                          BETWEEN Hewlett-Packard (Canada) Ltd.

                           AND Advanced Interactive Canada Inc.


This Solutions Partner Agreement is entered into between Hewlett-Packard (Canada) Ltd., incorporated under the laws of Canada and having a principal place of business located at 5150 Spectrum Way, Mississauga, Ontario L4W 5G1 ("HP") and Advanced Interactive Inc., incorporated under the laws of _______________ and having a principal place of business located at #2101 - 1177 West Hasting Street, Vancouver, B.C., V6E 2K3 ("Solutions Provider").
1.   SCOPE

a) HP manufactures and markets various computer, computer peripheral, computer management software tools, software development tools, and instrumentation products (HP Products). Solutions Partner develops and/or markets computer software products and associated support services as part of an integrated solution (including HP hardware products) that is remotely managed via the Internet (the "Solution"), satellite, or telecommunications. Solutions Partner agrees to market the Solutions Partner above integrated solution to users of HP Products, and HP agrees to assist Solutions Partner in this marketing program, to the extent set forth in this Agreement.

b) HP and Solutions Partner are not agents or legal representatives of each other and have no power or authority to represent, act for, bind or commit each other with respect to any products. Neither execution nor performance of this Agreement shall be construed to have established any joint venture or partnership.

c) HP and Solutions Partner agree that the Solutions Partner will only market and sell the software portion Solution to end user customers (including the SchoolWeb Caching Server) to its customers exclusively on HP products, both domestically and internationally, where HP products are made available for the Solution. HP will use commercially reasonable efforts to have international subsidiaries make HP products available for the Solution, but HP cannot guarantee that such products will be made available. HP agrees to provide marketing assistance to Solutions Partner through its Business Development and Sales force in Canada. Marketing assistance will primarily consist of appointing an account manager to: list the Solution as part of HP's portfolio of products and services targeted at the Education market; assist Solutions Partner in developing marketing strategies; and to list Solutions Partner on HP's internal web-sites for third party applications. Outside of Canada, the HP account manager will act as a liaison to assist Solutions Partner in developing similar relationships with other HP entities.

d) The provision contained in Section 1.c) above to sell software exclusively on HP products shall not apply to any sales of software directly resulting from written quotations to customers which were issued in the sixty (60) day period preceding the effective date of this Agreement.

2.   Solutions Partner RIGHTS AND OBLIGATIONS

a) Solutions Partner agrees to work exclusively with HP for the provisioning of infrastructure products that include Intel-based HP NetServers, notebook computers (HP OmniBook), and palmtop devices (HP Jornada) as part of its integrated solutions.

b) Solutions Partner will provide to HP a Business Plan that includes, but is not limited to outlining, the international locations (countries) where it plans to deploy the integrated solution that will require support of the HP hardware products deployed as part of this integrated solutions offering.

c) Solutions Partner commits to develop ongoing enhancements that extend and enrich the competitive capabilities of its integrated solutions offering, and to collaborate with HP (and/or any HP-designated solutions resource working on HP's behalf) to expand the Solutions applicability to other target markets.

d) Solutions Partner must offer support services to end-users for the Solution. Support services for HP hardware products must be provided by an HP approved support provider. Such support will include providing updates to software, fixing any bugs, and ensuring that any issues related to HP hardware, or other solution components that it is made aware of, are communicated to HP or the appropriate support resource, as outlined in a Customer Services Agreement (CSA) or Services Level Agreement (SLA). [does this paragraph mean that HP is responsible for hardware support?]

e) Solutions Partner will consider HP Technology Finance (HPTF) as its preferred Leasing partner, (as determined by international geography) Solutions Partner.

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Page 2                                               SOLUTIONS PARTNER AGREEMENT



f) Solutions Partner shall not make any claims about HP or its Products, other than those based on current information published by HP, and Solutions Partner shall not use HP's name except as the hardware manufacturer.

g) From time to time, HP may authorize Solutions Partner, in writing, to use one or more designated HP trademarks, logotypes, trade names and insignias (HP Marks). Solutions Partner is authorized, upon HP's execution of this Agreement, to use the HP Mark known as the HP Channel Partner Insignia. Solutions Partner may use HP Marks solely in connection with the marketing of the Solutions Partner solutions, which are to be integrated with and delivered on HP hardware, covered by this Agreement. Any use of the HP Marks must be in good taste, in a manner that preserves their value as HP Marks, and in accordance with all standards and guidelines provided by HP for their use. Solutions Partner shall not use any HP Mark or symbol in a way that may imply that Solutions Partner is an agency or branch of HP. Upon HP's request, Solutions Partner will discontinue the use of any HP Mark or symbol. Any rights or purported rights in any HP Marks acquired through Solutions Partner's use belong solely to HP. All rights to use HP Marks will cease upon expiration or termination of this Agreement.

h) Solutions Partner certifies that any information provided to HP in writing, including descriptions of the Solutions Partner integrated solution portfolio, is true and accurate. Solutions Partner hereby authorizes HP to contact any references provided to HP. Solutions Partner agrees to furnish HP with any other specific information reasonably requested by HP in furtherance of this Agreement. Solutions Partner further agrees that HP has no obligation to treat as confidential any materials, information or documents submitted to it by Solutions Partner, which are not submitted pursuant to a separately executed confidential disclosure agreement.

i) Solutions Partner will be responsible for ensuring that proper notice of any existing copyright or other proprietary right in the Solution and associated documentation or training manuals properly appear thereon.

3.   HP RIGHTS AND OBLIGATIONS

a) HP commits to supply hardware products and associated support services, either from an HP authorized reseller or directly from HP, as determined by each local HP entity which supports the geography in which the end user is located or as may be outlined in any applicable agreements with the Solutions Partner. This Agreement to supply and service HP products may vary, depending on the international geography in which the said services are to be executed, subject to prevailing rules associated with non-resident suppliers in that region.

b) HP agrees, from time to time, to provide the Solutions Partner with marketing materials including white papers, brochures, flyers, and data or spec sheets describing HP Products, in order to assist the Solutions Partner in positioning and marketing their integrated solution.

c) HP will use commercially reasonable efforts to provide Solutions Partner with an introduction to customers and prospects, in the defined vertical markets related to the Solutions Partner's integrated solutions. This may include executive-level presentations, joint marketing communications, and/ or participation in conferences, trade shows, and other prospect-facing initiatives.

d) HP Technology Finance (HPTF) shall have the first right to provide competitive and responsive Leasing quotations and/or services to the Solutions Partner as a valued business partner, where appropriate, as determined by international geography

e) HP agrees to describe the Solutions Partner and the Solutions Partner's integrated solution offering in PR, publications, including product literature, electronic catalogs or databases, which may also describe similarly situated products and services from other solutions partners. Solutions Partner agrees that HP may publish or otherwise use any non-confidential information submitted by Solutions Partner in order to achieve this purpose. HP will make reasonable efforts to ensure that the materials and descriptions related to the Solutions Partner's integrated solutions, as provided for communications purposes, are accurate based on available information. Upon expiration or termination of this Agreement, HP may immediately discontinue distributing such information.

f) HP may provide demo/development equipment to Solutions Partner, which if so provided, will be subject to the terms of the Demo/Development Agreement.

4.   REPRESENTATIONS AND WARRANTIES

a) Solutions Partner warrants it owns or has the legal right to distribute the Solutions Partner applications, tools, products, and all portions thereof which are or will form part of the Solution.

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Page 3                                               SOLUTIONS PARTNER AGREEMENT



b) Solutions Partner further warrants that the Solutions Partner's integrated solution, and all portions thereof, either alone or in connection with an HP system, do not infringe or violate any patent, copyright, trademark, trade secret, or other proprietary right of any third party.

c) To the best of its knowledge, each party warrants that its performance of its obligations under this Agreement does not conflict with any other agreement between it and a third party.

d) Solutions Partner represents and warrants that it is not currently a party to, nor will it during the term of this Agreement, enter into a similar agreement with a company which HP considers to be a competitor of HP, in HP's sole discretion acting reasonably, and which agreement requires Solutions Partner to promote an HP competitor as the preferred hardware provider of Solutions Partner products.

e) Solutions Partner owns or has the right to distribute the integrated solution described herein and has the right to make it available to HP for evaluation and, if mutually agreeable, to distribution by and/or through HP.

f) Each party hereby agrees to defend and indemnify the other party for any alleged infringement of Intellectual Property Rights of a third party based on materials provided or supplied by that party hereunder.

5.   TERM AND TERMINATION

a) This Agreement shall terminate exactly one year from its effective date unless terminated earlier as provided below. It is anticipated by the parties that the specific Solutions Partner integrated solution included within this Agreement may change during the one year term but such changes shall not effect this Agreement's termination date.

b) HP may terminate any Exhibit or this entire Agreement, at any time for any reason or for no reason, upon 60 (sixty) days written notice to Solution Provider.

c) Solution Provider may terminate any Exhibit or this entire Agreement, at any time for any reason or for no reason, upon 180 (on hundred and eighty) days written notice to HP.

d) In addition to any other remedies unavailable at law, HP may terminate this Agreement on 10 days prior written notice where Solutions Partner is in breach of its obligations set out in Sections 1.c and 2.a of this Agreement.

e) Upon expiration, HP may extend this Agreement for successive one year terms upon thirty (30) days written notice prior to the expiry date.

6.   LIMITATION OF LIABILITY

     Except for claims of intellectual property infringement or breach of confidentiality obligations, in no event shall either party be liable to the other for consequential, incidental or special damages arising from any claim or action, incidental or collateral to, or directly or indirectly related to or in any way connected with, the subject matter of this Agreement whether based on contract, tort, statute, implied duties or obligations or other legal theory.

7.   GENERAL

a) Neither party will be liable for performance delays or for non-performance, due to causes beyond its control.

b) Neither party may amend this Agreement or assign or transfer any rights or obligations hereunder without prior written consent of the other party.

c) Neither party's failure to enforce any provision of this Agreement will be deemed a waiver of that provision or of the right to enforce it in the future.

d) Solutions Partner will conduct all its activities relating to its business with HP in accordance with the highest standards of ethics and fairness as well as in compliance with applicable law. HP may immediately terminate this Agreement if Solutions Partner fails to do so.

e) This Agreement shall be governed in accordance with the laws of the Province of British Columbia and, as applicable, Canada.

f) To the extent that any provision of this Agreement is determined to be illegal or unenforceable, the remainder of the Agreement will remain in full force and effect. The offending provision will be deemed amended by the parties so as to make it enforceable and to the extent possible, have consequences which are substantially the same as what was intended by the parties.

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Page 4                                               SOLUTIONS PARTNER AGREEMENT



g) Choice of Language. The parties acknowledge that they have requested and are satisfied that this Agreement be drawn up in the English language. Les parties aux presentes reconnaissent que chacune d'elle a exige que cette Annexe soit redigee en anglais, et s'en declarent satisfaites.

h) All notices that are required under this Agreement will be in writing and will be considered given as of twenty-four (24) hours after sending by electronic means, facsimile transmission, overnight courier, or hand delivery, or as of five (5) days of certified mailing and appropriately addressed to

     Solutions Partner :                       HP:

                                               Hewlett-Packard (Canada) Ltd.

                                               5150 Spectrum Way

                                               Mississauga, Ontario

                                               L4W 5G1, Canada

                                               Attention: Contracts Manager

i) This Agreement constitutes the entire understanding between HP and Solutions Partner , and supersedes any previous communications, representations or agreements between the parties, whether oral or written, regarding transactions hereunder. Solutions Partner 's additional or different terms and conditions will not apply.

j) This Agreement shall remain in full force and effect in the event of any sale, whether in whole or in part, merger, consolidation or other re-organization of Solution Provider, or in the event of any significant change in management control of Solution Provider's operations.

k) Solutions Partner agrees, by signing below, that Solutions Partner has read and agrees to all provisions contained in this Agreement.

8.   ATTACHMENTS

     The following attachments form part of this Agreement:


                   Effective the __ day of _______________, 2002

AUTHORIZED SIGNATURES:


     Solutions Partner                       Hewlett-Packard (Canada) Ltd.



     Signature:                              Signature: /s/ Jim Ranalli
                ------------------------               ------------------------
     Name: ________________________          Name:   Jim Ranalli
     Title: ________________________         Title:  Senior Contracts Consultant

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Exhibit 2.3


                             SCHOOLWEB SYSTEMS INC.
                        #280 - 815 West Hastings Street
                             Vancouver, BC V6C 1B4
                              Tel: (604) 608-2540
                              Fax: (604) 608-8775

March 8, 2002

Advanced Interactive Inc.
718 - 1350 Flamingo Road
Las Vegas, Nevada 89119

Attention: Mr. Karim Lakhani

-and-

Advanced Interactive Canada Inc.
2101 - 1177 West Hastings Street
Vancouver, BC V6E 2K3

Attention: Mr. Al Jamal

Dear Sirs:

Re: License Agreement (the "License Agreement") dated January 1, 2001 as amended
    July 17, 2001

This letter is written to confirm our agreement as follows:

1.   The License Agreement between SchoolWeb Systems Inc. and SchoolWeb
     Holdings Inc. (collectively, "SchoolWeb") and Advanced Interactive Inc./ Advanced Interactive (Canada) Inc. (collectively, "AII") is amended such that SchoolWeb consents (as described in Schedule "A" hereto) to the granting to Hewlett Packard of the rights detailed in the Solutions Partner Agreement attached as Schedule "B" hereto.

2. AII and SchoolWeb agree that any funds received under the terms of the Solutions Partner Agreement shall be paid into a bank account maintained in the name of Alternet Systems Inc. (to which SchoolWeb is changing its name). This bank account (the "Bank Account") will have two signatories, Karim Lakhani (in his capacity as President of AII) and one signatory from SchoolWeb.

3. SchoolWeb agrees to distribute the funds in the Bank Account in accordance with the provisions of the License Agreement pertaining to the royalty due to AII for sales of caching server products which AII has licensed to SchoolWeb. Specifically, SchoolWeb will deduct its Cost of Goods Sold (including its costs of training, installation, configuration and providing help desk services) from the funds received under the terms of the Solutions Partner Agreement and distribute the remaining funds to SchoolWeb (as income) and to AII (as its royalty under the License Agreement).

4. SchoolWeb agrees that, in administering the bank account in paragraph 3 above, it will provide to AII an annual audit of all funds received and funds paid from the account.

5. SchoolWeb will provide AII with the name of the financial institution, the branch number, the account number and any other information which is required to be provided to Hewlett Packard to enable it to make the payments referred to paragraph 2 above and AII will instruct Hewlett

     Packard (or any division thereof, including Hewlett Packard Finance Division) to pay any amounts due under the Solutions Partner Agreement to this account.

6. The License Agreement is hereby amended such that SchoolWeb is granted the exclusive right, in North America (subject to the provisions of the Solutions Partner Agreement and of SchoolWeb's consent dated March 6 thereto), to sell all broadcast caching server software and hardware systems developed by AII (including that software known as Office Server, SchoolWeb and HealthWeb).

7. The License Agreement is also amended such that SchoolWeb will have any and all right to trademark and use (as a trademark for SchoolWeb and Office Server software and hardware systems sold to indigenous communities) the trademark "1nterlink" (it is expressly acknowledged by SchoolWeb that AII does not own or have any rights to this trademark at present, that SchoolWeb will have to pursue the registration of this trademark without aid from AII and that AII makes no representation or warranty to SchoolWeb that this mark is registrable or does not conflict with existing marks). AII shall be permitted to use the 1nterlink mark to identify itself (in documents such as its annual reports or brochures) as a company connected to Interlink.

8. Nothing in this amendment to the License Agreement shall be deemed to amend the obligation of SchoolWeb to continue to make its monthly payments under the terms of the License Agreement.

9. The parties to the License Agreement agree that they shall, prior to April 30, 2002, draft a new License Agreement to reflect the terms of the License Agreement and all of the amendments thereto. This new License Agreement will contain no new terms or conditions but will supersede and replace the various agreements constituting the present License Agreement.

In all other ways, the License Agreement remains in full force and effect (as amended by this and other amendments).

Should the above terms and conditions accurately reflect your understanding of the terms of our agreement, please so indicate by signing this document below and returning it to our offices at (604) 608-8775.

Yours truly,
SCHOOLWEB SYSTEMS INC.

/s/ Griffin Jones

Griffin Jones, Director


On behalf of AII, I have read, understood, acknowledged and accepted the terms and conditions of our amendment of the License Agreement as outlined above


ADVANCED INTERACTIVE INC.         ADVANCED INTERACTIVE CANADA INC.

/s/ Karim Lakhani                 /s/ Karim Lakhani
_____________________________     ________________________________________
KARIM LAKHANI                     KARIM LAKHANI

Exhibit 2.4



                             SCHOOLWEB SYSTEMS INC.
                        #280 - 815 West Hastings Street
                             Vancouver, BC V6C 1B4
                              Tel: (604) 608-2540
                              Fax: (604) 608-8775

March 8, 2002

Advanced Interactive Inc.
718 - 1350 Flamingo Road
Las Vegas, Nevada 89119

Attention: Mr. Karim Lakhani

-and-

Advanced Interactive Canada Inc.
2101 - 1177 West Hastings Street
Vancouver, BC V6E 2K3

Attention: Mr. Karim Lakhani

Dear Sirs:

Re: Agreement between Hewlett Packard (Canada) and Advanced Interactive Inc.
    ("AII") dated March 6, 2002

This letter is written to confirm our agreement as follows:

1. We consent to the terms of the agreement between Advanced Interactive Inc. and Hewlett Packard (Canada) attached hereto as Schedule "A" (the "Solutions Partner Agreement");

2. We acknowledge paragraph 5 of the Solutions Partner Agreement and confirm that we will not, without first giving 210 days' notice to AII, withdraw our consent in paragraph 1 above; and

3. We confirm that, in conjunction with the Solutions Partner Agreement, we have ceased to use the name "SchoolWeb Systems Inc." for business purposes and will (subject to shareholder approval) be changing our name to "Alternet Systems Inc." as soon as practicably possible.

Should you require anything further, please do not hesitate to contact us at anytime.

Yours truly,
SCHOOLWEB SYSTEMS INC.

/s/ Patrick Fitzsimmons

Patrick Fitzsimmons, Director and Vice-President


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